                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                           -------------------------

                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported):      September 19, 1996
                                                      -------------------------


                           Hilton Hotels Corporation
                         ----------------------------
                         (Exact Name of Registrant as
                             Specified in Charter)



         Delaware                     1-3427                 36-2058176
     ---------------               -----------             -------------
     (State or Other               (Commission              (IRS Employer
     Jurisdiction of                  File                 Identification
      Incorporation)                 Number)                    No.)



                            9336 Civic Center Drive
                       Beverly Hills, California  90210
                       --------------------------------
                             (Address of Principal
                               Executive Offices)



                                (310) 278-4321
                         ----------------------------
                            (Registrant's telephone
                         number, including area code)
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ITEM 5.  OTHER EVENTS.
         ------------

         (a) On September 19, 1996, at a special meeting of stockholders of Hilton Hotels Corporation ("Hilton"), the stockholders of Hilton approved and adopted the Agreement and Plan of Merger, as amended (the "Merger Agreement"), pursuant to which, among other things, Bally Entertainment Corporation will merge with and into Hilton. Additionally, the Hilton stockholders approved a four-for-one stock split of the Hilton common stock. Hilton announced that Arthur Goldberg, chairman and chief executive officer of Bally Entertainment Corporation, will become executive vice president of Hilton and president - gaming operations and that the Board of Directors recommends a dividend increase for the fourth quarter and has authorized future stock repurchases.

     A copy of the press release dated September 19, 1996 relating to the special meeting and the announcements is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         7(c)  Exhibits.
               --------

               99.1 Press Release of Hilton Hotels Corporation dated September 19, 1996.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HILTON HOTELS CORPORATION



                                    By: /s/ Robert La Forgia
                                       -----------------------------------------
                                    Name:  Robert La Forgia
Dated: September 19, 1996           Title:  Senior Vice President and Controller

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